================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2002

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                            1-8597                           94-2657368
(State or other jurisdiction         (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5. Other Events.

On March 22, 2002, The Cooper Companies, Inc. (the "Company") issued a press release reporting that its CooperVision unit had received an Order in its pending lawsuit with Wesley Jessen involving Patent No. 4,668,240.

On March 27, 2002, the Company issued a press release reporting on its annual meeting of stockholders held on March 26, 2002.

These releases are filed as exhibits hereto and are incorporated herein by reference.

Any Internet addresses provided in the press releases filed herewith are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7. Financial Statements and Exhibits.

        (c) Exhibits.

Exhibit
  No.    Description
-------  ------------
99.1     Press Release dated March 22, 2002 of The Cooper Companies, Inc.
99.2     Press Release dated March 27, 2002 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE COOPER COMPANIES, INC.

                                             By   /s/ Stephen C. Whiteford
                                                  -----------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  April 3, 2002





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                                  EXHIBIT INDEX

Exhibit                                                                   Sequentially
  No.         Description                                                 Numbered Page
-------       -----------                                                 -------------
99.1          Press Release dated March 22, 2002 of The Cooper
              Companies, Inc.

99.2          Press Release dated March 27, 2002 of The Cooper
              Companies, Inc.